Exhibit 99.1

Q4 & FY 2021 Results April 1, 2022

1 Participants & Agenda Scott Hisey, President and Chief Executive Officer Adam Spittler, Chief Financial Officer Participants Agenda I. Q4 2021 & FY 2021 Results II. Industry Update III. Backlog & Top 5 Customers IV. Unaudited Capital Structure & Liquidity V. Reconciliation of Adjusted EBITDA VI. Q&A

2 Forward - Looking Statements This communication contains forward - looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including statements about the anticipated benefits of the Business Combination and the financial condition, results of operations, earnings outlook and prospects of QualTek and may include statements for the period following the consummation of the Business Combination. Forward - looking statements are typically identified by words such as "plan," "believe," "expect," "anticipate," "intend," "outlook," "estimate," "forecast," "project, " "continue," "could," "may," "might," "possible," "potential," "predict," "should," "would" and other similar words and expressions, but the absence of these words does not mean that a statement is not forward - looking. The forward - looking statements are based on the current expectations of the management of QualTek and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward - looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward - looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made with the SEC by QualTek. Should one or more of the risks or uncertainties materialize or should any of the assumptions made by the management of QualTek prove incorrect, actual results may vary in material respects from those projected in these forward - looking statements. All subsequent written and oral forward - looking statements concerning the Business Combination or other matters addressed in this communication and attributable to QualTek or any person acting on its behalf are expressly qualified in their entirety b y t he cautionary statements contained or referred to in this communication. Except to the extent required by applicable law or regulation, QualTek undertakes no obligation to update these forward - looking statements to reflect events or circumstances after the date of this communication to reflect the occurrence of unanticipated events.

3 Total Company Q4 2021 & FY 2021 Results Q4 & FY 2021 Results Revenue • Q4 2021 Total revenue of $147.1MM increased 11.0% from Q4 2020 of $132.4MM • FY 2021 Total revenue of $612.2MM decreased 6.7% from FY 2020 of $656.5MM EBITDA • Q4 2021 Total Adjusted EBITDA of $4.0MM increased from Q4 2020 of $ - 13.5MM • FY 2021 Total Adjusted EBITDA of 60.0MM increased from FY 2020 of $13.1MM $147,057 $132,444 $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 Q4 2021 Q4 2020 Revenue - Quarter Over Quarter $612,241 $656,524 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 FY 2021 FY 2020 Revenue - Year Over Year $4,044 $(13,488) $(16,000) $(14,000) $(12,000) $(10,000) $(8,000) $(6,000) $(4,000) $(2,000) $- $2,000 $4,000 $6,000 Q4 2021 Q4 2020 EBITDA - Quarter Over Quarter $60,035 $13,139 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 FY 2021 FY 2020 EBITDA - Year Over Year

4 Telecom Q4 2021 & FY 2021 Results Q4 & FY 2021 Results Revenue • Q4 2021 Telecom revenue of $138.2MM increased 16.2% from Q4 2020 of $118.9MM • FY 2021 Telecom revenue of $498.2MM decreased 15.2% from FY 2020 of $587.6MM EBITDA • Q4 2021 Telecom Adjusted EBITDA of $5.6MM increased from Q4 2020 of $ - 13.6MM • FY 2021 Telecom Adjusted EBITDA of 32.5MM increased from FY 2020 of $2.4MM $138,201 $118,885 $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 Q4 2021 Q4 2020 Revenue - Quarter Over Quarter $498,221 $587,614 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 FY 2021 FY 2020 Revenue - Year Over Year $5,635 $(13,619) $(15,000) $(10,000) $(5,000) $- $5,000 $10,000 Q4 2021 Q4 2020 EBITDA - Quarter Over Quarter $32,542 $2,409 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 FY 2021 FY 2020 EBITDA - Year Over Year

5 Renewables & Recovery Q4 2021 & FY 2021 Results Q4 & FY 2021 Results Revenue • Q4 2021 Renewables & Recovery revenue of $8.9MM decreased 34.7% from Q4 2020 of $13.6MM • FY 2021 Renewables & Recovery revenue of $114.0MM increased 65.5% from FY 2020 of $68.9MM EBITDA • Q4 2021 Renewables & Recovery Adjusted EBITDA of $2.7MM decreased from Q4 2020 of $4.7MM • FY 2021 Renewables & Recovery Adjusted EBITDA of $44.9MM increased from FY 2020 of $28.9MM $8,856 $13,559 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 Q4 2021 Q4 2020 Revenue - Quarter Over Quarter $114,020 $68,910 $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 FY 2021 FY 2020 Revenue - Year Over Year $2,688 $4,716 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 Q4 2021 Q4 2020 EBITDA - Quarter Over Quarter $44,869 $28,943 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 FY 2021 FY 2020 EBITDA - Year Over Year

6 Industry Update • Our primary Telecom customers have announced ambitious Capex spend plans for Fiber and 5G C - Band deployment • Our three largest Telecom customers plan to increase their 2022 Capex spend by 14% over 2021* • The infrastructure and Jobs Act passed in November includes $65B for Broadband with a focus on deployment of fiber in rural areas • Increasing opportunities in the Renewable space as a growing amount of power companies announce or accelerate net - zero carbon plans • Customers are combining supply chains which provides the potential for increased market share growth • The National Council of State Legislatures estimates that the US will have to spend up to $2 Trillion on grid modernization by 2030 – just to maintain electric grid reliability *Operator earnings release and GlobalData estimates

7 Backlog & Top 5 Customers 40.7% 12.8% 11.9% 11.3% 3.9% 54.2% 5.2% 17.7% 4.1% 2.8% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% AT&T T-Mobile Verizon Entergy Services Comcast 1 2 3 4 5 Top 5 Customers - % of Total Revenue FY 2021 FY 2020 Top 5 customers represented 80.6% of total revenue in FY 2021 and 84.1% in FY 2020 – reflecting execution of our strategy to diversify our customer base 1,715 2,093 - 500 1,000 1,500 2,000 2,500 At Year-End 2020 At Year-End 2021 Total Backlog Backlog represents an estimate of services to be performed over the next 24 months; backlog increased at Year - End 2021 by 22% over 2020

8 Unaudited Capital Structure & Liquidity Per Unaudited Capital Structure upon transaction close – Line Of Credit (net of Cash) is drawn at $19.6MM on a $103.5MM facility resulting in over $80MM of Available Liquidity Proforma Common Stock Summary # of Shares Existing QualTek Equityholders 30,689 ROCR Public Shares 100 Founder & Private Shares 3,283 Pre-PIPE Shares 6,938 PIPE Shares 3,989 Earnout Shares (1) 6,111 Total Common Stock (2) 51,110 (1) Earnout Shares subject to stock price metrics (2) Above summary excludes Warrants of 2,977 (Private Warrants of 102 and Public Warrants of 2,875)

9 Reconciliation of Adjusted EBITDA